Postretirement Benefit Plans-Components of Net Postretirement Health Care Cost/(Benefit) (Detail) - Postretirement Benefit Plans - USD ($) $ in Millions	12 Months Ended
	Dec. 27, 2014	Dec. 28, 2013	Dec. 29, 2012
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 26	$ 35	$ 8
Interest cost	148	143	32
Actuarial losses / (gains)	370	(376)	188
Amortization of prior service credits	(28)	(26)	(7)
Special termination benefits	0	5	0
Defined benefit plan net cost / (benefit)	$ 516	$ (219)	$ 221